This is filed pursuant to Rule 497(e).
File Nos. 33-12988  and 811-05088.
File Nos. 33-49530  and 811-06730.
File Nos. 2-10768   and 811-00204.
File Nos. 2-29901   and 811-01716.
File Nos. 333-85164 and 811-21064.
File Nos. 33-76598  and 811-08426.
File Nos. 2-70427   and 811-03131.
File Nos. 333-77953 and 811-09329.

[ALLIANCEBERNSTEIN LOGO]

                                                  ALLIANCEBERNSTEIN GROWTH FUNDS
                                                  -AllianceBernstein Growth Fund
                                        -AllianceBernstein Large Cap Growth Fund
                                          -AllianceBernstein Mid-Cap Growth Fund
                                   -AllianceBernstein Small Cap Growth Portfolio
                                  -AllianceBernstein Global Research Growth Fund
                                    -AllianceBernstein International Growth Fund
                                       -AllianceBernstein Global Technology Fund
                                      -AllianceBernstein Global Health Care Fund
--------------------------------------------------------------------------------

                     SUPPLEMENT TO THE CURRENT PROSPECTUSES

                                 AUGUST 13, 2008

                                    * * * * *

AllianceBernstein Mid-Cap Growth Fund
-------------------------------------

Recently, the Board of Directors (the "Directors") of AllianceBernstein Mid-Cap Growth Fund (the "Fund") approved proposals to rename the Fund "AllianceBernstein Small/Mid Cap Growth Fund, Inc." and to change certain investment policies. Consistent with the change in the Fund's name, the Directors approved a proposal to change the Fund's investment policy of investing at least 80% of its net assets in "mid-cap companies", defined as those companies that have capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index to investing at least 80% of its net assets in "small- and mid-cap companies." For the purposes of this policy, "small- and mid-cap companies" are defined as companies that fall within the capitalization range between the smaller of $1 billion or the market capitalization of the smallest company in the Russell 2500(R) Growth Index ($88 million as of June 30, 2008) and the greater of $6 billion or the market capitalization of the largest company in the Russell 2500(R) Growth Index ($10 billion as of June 30, 2008). In connection with these changes, the Fund's benchmark will be changed from the Russell Midcap(R) Growth Index to the Russell 2500(R) Growth Index.

The Directors also approved proposals to change certain other of the Fund's non-fundamental policies, including providing the Fund with the flexibility to invest up to 20% of its total assets in equity securities issued by non-U.S. companies. The changes to the Fund's name and the non-fundamental investment policies do not require stockholder approval under the Investment Company Act of 1940, as amended. However, the Fund has adopted a policy to provide stockholders with at least 60 days' notice prior to a change in its name and the related policy to invest at least 80% of its net assets in mid-cap companies. The name and policy changes will not become effective until at least 60 days after the date of this Supplement and are currently expected to become effective on or about November 3, 2008.

Normally, the Fund will invest in securities of approximately 60-90 companies. The Fund's adviser, AllianceBernstein L.P. (the "Adviser"), does not expect that the Fund's capitalization weightings will change significantly as a result of the transition to a small/mid-cap growth strategy, but the Adviser anticipates that there will be shifts in overall sector weightings and specific securities held by the Fund.

The following information supplements certain information in the Prospectuses under the heading "Management of the Funds - Portfolio Managers."

The management of and investment decisions for the Fund are currently made by the Adviser's Mid-Cap Growth Investment Team. Catherine Wood, Amy Raskin, Thomas Zottner, and Benjamin Ruegsegger are the team members with the most significant responsibility for the day-to-day management of the Fund. In connection with the transition to the Small/Mid Cap Growth Strategy, Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau, James Russo, and Wen-Tse Tseng, members of the Adviser's Small/Mid-Cap Growth Investment Team, are now being added to the Fund's portfolio management team. Messrs. Aronow and Kirpalani and Ms. Lau are Senior Vice Presidents of the Adviser, with which they have been associated in a substantially similar capacity to their current position since prior to 2003. Mr. Tseng is a Vice President of the Adviser, with which he has been associated since March 2006. Prior thereto, he was the healthcare-sector portfolio manager for the small-cap growth team at William D. Witter since 2003. Mr. Russo is a Vice President of the Adviser, with which he has been associated since 2006. Prior thereto, he was an analyst and portfolio manager at JPMorgan since prior to 2003.

                                    * * * * *

AllianceBernstein Growth Fund
-----------------------------

AllianceBernstein Growth Fund (the "Fund") is broadening the number of companies in which it invests from approximately 45-70 companies to approximately 80-120 companies. In connection with this change, the Fund's benchmark has been changed from the Russell 3000(R) Growth Index to the Russell 1000(R) Growth Index. AllianceBernstein L.P. believes that the Russell 1000(R) Growth Index is reflective of the Fund's anticipated risk and return patterns.

The following information supplements certain information in the Prospectuses under the heading "Management of the Funds - Portfolio Managers."

The management of and investment decisions for the Fund are made by the Adviser's U.S. Growth Team. Lisa Shalett, Vadim Zlotnikov, Scott Wallace and Frank Caruso now join Alan E. Levi as the team members with the most significant responsibility for the day-to-day management of the Fund. Mr. Levi will be retiring from the Adviser effective December 31, 2008. Ms. Shalett is an Executive Vice President of the Adviser, with which she has been associated since prior to 2003. Mr. Zlotnikov is an Executive Vice President of the Adviser, with which he has been associated since prior to 2003 and Chief Investment Officer of Growth Equities and head of Growth Portfolio Analytics since January 2008. Messrs. Wallace and Caruso are Senior Vice Presidents of the Adviser, with which they have been associated since prior to 2003.

                                    * * * * *

AllianceBernstein Global Research Growth Fund
---------------------------------------------

Recently, the Board of Directors (the "Directors") of AllianceBernstein Global Research Growth Fund (the "Fund") approved a proposal to rename the Fund "AllianceBernstein Global Growth Fund, Inc." The word "Research" in the Fund's name was originally intended to indicate an approach to portfolio management that involved the explicit combination of analyst and portfolio manager insights. Going forward, all of AllianceBernstein L.P.'s growth offerings will employ a similar research-based investment process and, therefore, including "Research" in the name is no longer deemed necessary. The change to the Fund's name, which will become effective on or about November 3, 2008, does not require stockholder approval under the Investment Company Act of 1940, as amended.

                                    * * * * *

AllianceBernstein Global Technology Fund
----------------------------------------

Recently, the Board of Directors (the "Directors") of AllianceBernstein Global Technology Fund (the "Fund") approved proposals to rename the Fund "AllianceBernstein Global Thematic Growth Fund, Inc." and to change the Fund's investment strategy from its focus on companies expected to derive a substantial portion of their revenues from products and services in technology-related industries and/or to benefit from technological advances and improvements ("technology companies") to an investment strategy pursuing opportunistic growth across multiple industries. The Directors and AllianceBernstein L.P., the Fund's investment adviser (the "Adviser"), believe that broadening the Fund's strategy and investment universe is appropriate given the broad impact of technology and innovation on the world's economy in recent decades. In connection with the change in the Fund's name, the Directors approved a proposal to eliminate the Fund's policy to invest at least 80% of its net assets in technology companies. The changes to the Fund's name and non-fundamental policies do not require stockholder approval under the Investment Company Act of 1940, as amended. The name and policy changes will not become effective until at least 60 days after the date of this Supplement and are expected to be effective on or about November 3, 2008. The Adviser expects that the Fund's portfolio will be transitioned to the new investment policies shortly thereafter, and that up to 50% of the Fund's portfolio may be repositioned in connection with the changes.

Since its inception, the Fund has focused on investments in global growth equity companies that were expected to benefit from innovative technological advances and improvements. In November, the Fund's investment strategy will be broadened to include investments in a global universe of companies in multiple industries, many of which may benefit from technological innovation. The Fund's investments will not be restricted to any particular sector or industry. Drawing on the research initiatives of the Adviser, and its economists' macro-economic insights, the Fund's new investment strategy will seek to identify long-term trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund's portfolio and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earning growth, valuation and quality of company management. Overall, the goal of this investment process is to identify the most attractive securities across multiple industries worldwide, fitting into our broader themes. The Fund will normally invest in about 60-80 companies. In connection with the change in investment strategy, the Fund's benchnmark is being changed from the MSCI World Index to the MSCI All Country Index.

The Directors also approved the acquisition of the assets and liabilities of AllianceBernstein Global Health Care Fund, Inc. ("GHC"), which had net assets of $103.4 million as of July 31, 2008. The acquisition of GHC does not require shareholder approval by the Fund's or GHC's shareholders. The acquisition of GHC and the policy changes described above are expected to occur on or about November 3, 2008.

The day-to-day management of and investment decisions for the AllianceBernstein Global Thematic Growth Fund's portfolio will be made by the Adviser's Global Thematic Growth Portfolio Oversight Group, co-headed by Catherine Wood and Stephen Tong and comprised of representatives of the Adviser's Global Economic Research Team, Growth Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the members of the Teams with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                        Principal Occupation During the
Employee; Year; Title                   Past Five (5) Years
-------------------------------------   ----------------------------------------

Catherine Wood; since November          Senior Vice President of the Adviser,
2008; Senior Senior Vice President      with which she has been associated in a
of the Adviser                          substantially similar capacity to her
                                        current position since prior to 2003.
                                        She is also the Chief Investment Officer of Strategic Research.

Stephen Tong; since November 2008;      Associate Director of Global Growth
Associate Director of Global Growth     Research of the Adviser since December
Research of the Adviser                 2007. Prior thereto, he was Chief
                                        Executive Officer of AllianceBernstein
                                        Japan from March 2007 until December
                                        2007. Prior thereto, he was Director of
                                        Japan Growth Research for
                                        AllianceBernstein Japan since prior to
                                        2003.

Amy Raskin; since November 2008;        Senior Vice President of the Adviser,
Senior Vice President of the            with which she has been associated in a
Adviser                                 substantially similar capacity to her
                                        current position since prior to 2003,
                                        she is also Director of Research on
                                        Strategic Change since 2006 and Director of Early Stage Growth Unit since 2008.

Joseph G. Carson; since November        Senior Vice President of the Adviser,
2008; Senior Vice President of the      with which he has been associated in a
Adviser                                 substantially similar capacity to his
                                        current position since prior to 2003 and Director of Global Economic Research on
                                        Fixed-Income.

Lisa A. Shalett; since November         Executive Vice President of the Adviser,
2008; Executive Vice President of       with which she has been associated in a
the Adviser                             substantially similar capacity to her
                                        current position since prior to 2003. In
                                        February 2007, she joined the management team of Alliance Growth Equities as the Global Research Director and was named
                                        Global Head of Growth Equities in
                                        January 2008. For the four years prior,
                                        Ms. Shalett was Chair and Chief
                                        Executive Officer of Sanford C.
                                        Bernstein LLC, the firm's institutional
                                        research brokerage business.

Vadim Zlotnikov; since November         Executive Vice President of the Adviser,
2008; Executive Vice President of       and Chief Investment Officer of Growth
the Adviser                             Equities and head of Growth Portfolio
                                        Analytics since January 2008. Prior
                                        thereto, he was the chief investment
                                        strategist for Sanford C. Bernstein's
                                        institutional research unit since prior
                                        to 2003.

                                    * * * * *

AllianceBernstein Global Health Care Fund
-----------------------------------------

Recently, the Board of Directors (the "Directors") of AllianceBernstein Global Health Care Fund (the "Fund") approved a proposal for the Fund to be acquired by AllianceBernstein Global Technology Fund ("Global Tech"), which will be renamed "AllianceBernstein Global Thematic Growth Fund, Inc." ("GTG"). Although they invest in different industry sectors, the Fund and Global Tech currently have the same investment objective and follow similar investment strategies of targeting innovative issuers in their respective sectors. After the proposed acquisition, and following the implementation of the changes in the Fund's investment policies, GTG will pursue opportunistic growth across multiple industries.

The Adviser anticipates that the acquisition will result in benefits to the shareholders of the Fund. As a general matter, the Adviser believes that GTG's new investment strategy will provide the Fund's shareholders with a more diversified investment approach, seeking opportunistic growth across multiple industries. Additional information about GTG's investment strategy appears above under "AllianceBernstein Global Technology Fund". In addition, since Global Tech is a substantially larger fund than the Fund, with a lower expense ratio, it is anticipated that the acquisition should result in a lower expense ratio for the Fund's shareholders.

In connection with the acquisition, all of the Fund's assets and liabilities will be transferred to GTG and shareholders of the Fund will receive shares of GTG in exchange for their shares of the corresponding class. The acquisition does not require a shareholder vote. The Fund expects to mail to shareholders information about the acquisition in September 2008. The acquisition is expected to become effective on or about November 3, 2008.

                                    * * * * *

The AllianceBernstein Growth Funds
----------------------------------

The permissible use of currencies by the Growth Funds has been broadened. Specifically, the Funds are now permitted to invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. Further, the Adviser may actively manage the currency exposures of the Funds and may seek investment opportunities by taking long or short positions in currencies through direct investments in currencies or through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, options and swaps.

The following replaces the paragraph under the heading "Risks Summary - Currency Risk."

This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of a Fund's investments or reduce the returns of a Fund. For example, the value of a Fund's investments in foreign stocks or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets.

The following replaces the second paragraph under the heading "More Information About the Funds and Their Investments - Derivatives - Forward Contracts."

-Forward Currency Exchange Contracts.

A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk of adverse changes in the exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Fund may enter into a forward contract as transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

The following replaces the paragraph under the heading "More Information About the Funds and Their Investments - Derivatives - Futures Contracts and Options on Futures Contracts."

-Futures Contracts and Options on Futures Contracts.

A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

The following replaces the second paragraph under the heading "More Information About the Funds and Their Investments - Derivatives - Options."

-Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions."

The following is added as the last paragraph under the heading "More Information About the Funds and Their Investments - Derivatives - Swap Transactions."

-Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions." Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

The following replaces the heading "More Information About the Funds and Their Investments - Other Derivative Investments."

o Other Derivatives and Strategies

The following is added as the first paragraph under the heading "More Information About the Funds and Their Investments - Other Derivative Investments."

-Currency Transactions. A Fund may invest in non-U.S. Dollar securities on a currency hedged or un-hedged basis. The Adviser will actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

The following is added as the second paragraph under the heading "More Information About the Funds and Their Investments - Foreign (Non-U.S.) Currencies."

A Fund may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange risks may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

                                    * * * * *

This Supplement should be read in conjunction with the Prospectuses for the Funds (dates appear below).

You should retain this Supplement with your Prospectuses for future reference.

The Prospectus dated November 1, 2007, offering Class A, Class B, Class C and Advisor Class shares and the Prospectus dated November 1, 2007 offering Class A, Class R, Class K and Class I shares for AllianceBernstein Growth Fund, AllianceBernstein Large Cap Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Research Growth Fund, AllianceBernstein International Growth Fund, AllianceBernstein Global Technology Fund, and AllianceBernstein Global Health Care Fund.

----------
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